The Sentinel Variable Products Trust

Supplement dated May 24, 2007
to the Statement of Additional Information dated May 1, 2007

Effective May 24, 2007, the first paragraph under “Investment Restrictions” on page 12 is deleted and replaced with the following:

The Trust’s Board of Trustees has adopted a number of investment policies for the Trust. One such policy, which is a fundamental policy, is that each of the Common Stock Fund, Mid Cap Growth Fund, Small Company Fund, Balanced Fund and Bond Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act of 1940, as amended. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Investment Company Act. These five Funds also may not invest more than 25% of their total assets in a particular industry, although these Funds may from time to time invest more than 25% of their assets in broad industrial sectors.

Effective May 24, 2007, the following sentence on page 12 is deleted:

None of the Funds are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

Effective May 24, 2007, the following information is added to the first table on page 14:

Position and
	Length of Time	Principal Occupation(s)	Public
Name, Address and Age	Served	During Past Five Years	Directorships
Nancy F. Pope (53) One National Life Drive Montpelier, VT 05604	Trustee, since 2007	Trustee, Northfield Savings Bank since 1995; Director (Chair), Barre Town School District, 1995 to 2004; Trustee (Vice Chair), Aldrich Public Library, since 2002 and from 1993 to 2000	None